UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TEN Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026

TEN Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42515	99-1291725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

TEN Holdings, Inc. c/o Studio 1 Rockefeller Plaza, 2nd Floor New York, NY	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: 1.800.909.9598

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	XHLD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 29, 2026, TEN Holdings, Inc. (the “Company”) convened its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At that time, there were not present or represented by proxy a sufficient number of shares of the Company’s common stock in order to constitute the required quorum. As a result, the Company adjourned the Annual Meeting without any business being conducted. The adjourned Annual Meeting will reconvene on November 12, 2026 at 9:00 a.m. Eastern Time via live webcast at www.virtualshareholdermeeting.com/XHLD2026 to vote on the proposals described in the proxy statement, as supplemented from time to time, filed by the Company on September 10, 2026 (the “Proxy Statement”). The close of business on September 4, 2026 will continue to be the record date for the determination of the Company’s stockholders entitled to vote at the reconvened Annual Meeting. No changes have been made in the proposals to be voted on by stockholders at the reconvened Annual Meeting. The Proxy Statement and any other materials filed by the Company with the Securities and Exchange Commission (“SEC”) remain unchanged and can be obtained free of charge at the SEC’s website at www.sec.gov.

On October 29, 2026, the Company also issued a press release, attached hereto as Exhibit 99.1, announcing the adjournment of the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished or filed with this report, as applicable:

Exhibit No.	Description
99.1	Press Release dated October 29, 2026.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEN HOLDINGS, INC.

Date: October 29, 2026	By:	/s/ Virgilio Torres
Virgilio Torres
Chief Executive Officer

Exhibit 99.1

TEN Holdings Announces Adjournment of 2026 Annual Meeting of Stockholders

NEW YORK, NY, October 29, 2026 - TEN Holdings, Inc. (“XHLD” or the “Company”) (Nasdaq: XHLD), the technology company behind TEN, a Digital Experience Platform for creating, producing, engaging, marketing and measuring digital experiences, today announced that the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) held in virtual format on Thursday, October 29, 2026 at 9:00 a.m. Eastern Time, was convened and adjourned until Thursday, November 12, 2026 at 9:00 a.m. Eastern Time without any business being conducted. The Company adjourned the Annual Meeting for the purpose of allowing additional time for stockholders to vote on the proposals to (i) elect four (4) directors to serve until the 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until their earlier resignation or removal and (ii) ratify the appointment of AssentSure PAC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, as more fully described in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on September 10, 2026 (as supplemented from time to time, the “Proxy Statement”). The business scheduled for the re-convened meeting remains the same as set forth in the Proxy Statement. The record date for the Annual Meeting continues to be the close of business on September 4, 2026.

About TEN Holdings, Inc.

TEN Holdings, Inc. (Nasdaq: XHLD), headquartered in New York is a technology company built around TEN, a Digital Experience Platform for creating, producing, engaging, marketing and measuring digital experiences, beginning with enterprise events, webinars and continuing education. TEN scales up to 50,000 concurrent attendees and is backed by more than a decade of experience producing mission-critical corporate broadcasts for Fortune 500 clients. The Company plans to expand TEN beyond events and webinars, including AI and automation, landing pages, integrations, engagement, reporting and analytics, and content studio. There can be no assurance as to the timing or availability of these capabilities.

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, risks regarding the Company’s growth strategy, the development, availability and adoption of TEN and its planned expansion, including AI and automation, landing pages, integrations, engagement, reporting and analytics, and content studio capabilities, the Company’s recurring-revenue strategy, potential acquisitions, and the uncertainties related to market conditions and other factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) and other filings with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Any forward-looking statements contained in this press release speak only as of the date hereof, and TEN Holdings, Inc. specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

For more information, please contact:

Investor Relations Inquiries:

Skyline Corporate Communications Group, LLC

Scott Powell, President

1177 Avenue of the Americas, 5th Floor

New York, New York 10036

Office: (646) 893-5835

Email: IR@skylineccg.com